MANAGEMENT OF CAPITAL	12 Months Ended
Mar. 31, 2024
Management Of Capital [Abstract]
MANAGEMENT OF CAPITAL [Text Block]

17. MANAGEMENT OF CAPITAL

The Company's objective when managing capital is to safeguard the entity's ability to continue as a going concern. In the management of capital, the Company monitors its adjusted capital which comprises all components of shareholders' equity. The Company's capital management objectives, policies and processes have remained unchanged during the years ended March 31, 2024 and 2023.

The Company sets the amount of capital in proportion to risk. The Company manages the capital structure and makes adjustments to it in the light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue common shares through private placements.